J.P. MORGAN ACCEPTANCE CORPORATION II ABS-15G

Exhibit 99.37

EXECUTIVE SUMMARY

JPMMT 2025-VIS3

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party diligence provider, performed certain due diligence services (the “Review”) described below on non-conforming business purpose residential mortgage loans acquired by JPMorgan Chase Bank, National Association (the “Client”).

The Review was conducted from May 2025 to June 2025 on mortgage loans (the “Loans”) originated from May 2025 to June 2025. The Review consisted of 100% of the population of 5 Loans with an original loan balance of $1,187,200.00.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any Loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The credit review included the following (collectively, the “Credit Review”):

1.	Review Initial & Final Application

a.	Check application for completeness. Determine whether the information in the preliminary Loan application, final application, and all credit documents is consistent or reconciled.

b.	Validate Social Security/Taxpayer Identification number is valid

c.	Compare data on final form 1003 with the data from verifications

d.	Form is complete, signed, dated, on or before loan consummation date, and NMLS is complete

2.	Review AUS Decision and Approval Conditions

a.	Underwriting decision is supported (manual underwrite credit conditions have been satisfied prior to closing the approved Loan package)

b.	Validation of income calculations

c.	Validation of assets/funds to close

d.	Validation of debt servicer coverage ration (“DSCR”) calculations

e.	Validation of LTV calculations

f.	Validation of payment shock calculations if applicable

g.	DSCR Loans

i.	Review of hazard coverage and verification that sufficient coverage was in place on subject and all premiums were included in DSCR calculation

ii.	Mortgage insurance certificate was in file, if applicable, and coverage was sufficient, and premium was included in DSCR calculation

iii.	Review of rental income and/or market rents and validation of DSCR calculation

3.	Review Occupancy/Red Flags

a.	Validates Social Security number and year issued

b.	Verifies address information associated with the borrower (s)

c.	Occupancy is supported

d.	Occupancy Red flags adequately addressed

4.	Reverification of Borrower Original and Audit Credit Report

a.	Validate names, social security number(s), and addresses

b.	“Doing business as” or “also known as” names investigated and cleared

c.	Validate credit inquiries within 90 days have been properly addressed

d.	Acceptable credit history and credit score requirements in conformance with applicable guidelines

5.	Reviews Fraud Report to compare vs loan documentation:

a.	Validates Social Security number and year issued

b.	Verifies address information associated with the Borrower (s)

c.	Confirms OFAC clearances

d.	Reveals any potential bankruptcy filings

6.	Review of Rental Income, and Asset Information

a.	Rental Income

i.	Compare for conflicting information

ii.	Check dates for document expiration

iii.	Review rental income or DSCR by analyzing income documents and comparing against re-verification documents

iv.	Leases, proof of rent received, 3rd party market rent validation, as applicable

v.	Proof of Short Term rents received, as per guidelines

b.	Assets

i.	Confirm adequate funds to cover required down payment and closing costs and reserves

ii.	Check dates for document expiration

iii.	Sufficient funds were sourced and seasoned

iv.	Gift funds verified and met guidelines

v.	Confirm source of funds meet guidelines

7.	Review Sales Contract

a.	Complete and executed

b.	Earnest Money Deposit verified

c.	Parties are consistent

d.	Seller contributions are within guidelines

8.	Hazard and Flood (if applicable)

a.	Verify sufficient coverage

b.	Verify coverage is for subject

c.	Validate all premiums are included in housing payment and any required upfront premium is paid

9.	Review Title Commitment/Policy

a.	Vesting correct

b.	Lien position

c.	Legal description

d.	Validate no encumbrances

10.	Review Closing Documents

a.	Review security documents to ensure the Loan was closed in accordance with approval and with all required signatures

b.	Correct and complete instruments

c.	Closing disclosure or Settlement Statements

Valuation Review

MaxDiligence performed a “Valuation Review,” which included the following:

1.	Valuation Review

a.	MaxDiligence’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. MaxDiligence’s review will include verifying the appraisal report:

b.	On the appropriate appraisal form:

i.	All elements of appraisal are present

ii.	Ensure all applicable Loan documents match appraisal information

iii.	Property is acceptable collateral for Loan program

iv.	Completed by an appraiser that was actively licensed to perform the valuation

v.	Completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, or if the appraisal was performed for another lender, the file contains a transfer letter from the original lender

vi.	The original appraisal report is made and signed prior to the final approval of the mortgage loan application; Any revisions, if made known to MaxDiligence, to the original report are documented and dated completed and dated within the guideline’s restrictions,

vii.	The original appraisal is ‘As is’ or Inspection received including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

viii.	Determine whether the appraised value is supported at or within 10% variance based on a third-party valuation product. If a third-party valuation product is in file but notes a variance above 10% or an inconclusive value, MaxDiligence recommended a BPO or field review be ordered.

ix.	With regard to the use of comparable properties, MaxDiligence’s review will (a) reviewed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (b) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (c) verified that comparable properties used are similar in size, style, and location to the subject, and (d) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

x.	Other aspects of MaxDiligence’s review included (i) verifying that the address matched the mortgage note, ((ii) if requested, noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

c.	If more than one valuation was provided, MaxDiligence will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, MaxDiligence created an exception, and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop reviews, broker’s price opinions, and full appraisals, if needed. If the property valuation products included in MaxDiligence’s review result in a variance of more than 10% then the client was notified of such variance.

d.	MaxDiligence confirmed to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, MaxDiligence will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

e.	In addition, MaxDiligence accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

Compliance Review

Not applicable.

Summary of Results

OVERALL RESULTS SUMMARY

The Guidelines listed below were used as a benchmark with respect to credit and property reviews for grading purposes. The loans were assigned an initial grade after the initial review. The final grade was determined after additional documentations were provided to satisfy outstanding conditions. When Guideline exceptions were provided, reviewers reviewed to ensure compensating factors were also provided and documented.

-	FIMC Debt Service Coverage Ratio (DSCR) Non-QM Guidelines

-	Northpoint Bank Expanded Portfolio (Non-QM) Guidelines

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 80.00% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Percent of Loans (by loan count)
A	4	80.00%

B	1	20.00%
C	0	0.00%
D	0	0.00%
Total	5	100.00%

Credit Grade Summary
Event Grade	Loan Count	Percent of Loans (by loan count)
A	5	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	5	100.00%

Property Grade Summary
Event Grade	Loan Count	Percent of Loans (by loan count)
A	4	80.00%
B	1	20.00%
C	0	0.00%
D	0	0.00%
Total	5	100.00%

Compliance Grade Summary[1]
Event Grade	Loan Count	Percent of Loans (by loan count)
A	5	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	5	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The

1 No Compliance review was completed so all loans were given the “A” grade.

overall loan grade is the lowest grade for any one particular review scope (i.e., a loan with a Credit Grade of “A”, Compliance Grade of “B”, and a Valuation Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Missing Business Purpose Affidavit	1
		No Credit Findings	4
		Total Credit Grade (A) Exceptions	5
Property	A	Value - Value is supported within -10% of original appraisal amount	4
		Total Property Grade (A) Exceptions	4
Property	B	Property Issue - Listed for Sale Past 12 months	1
		Total Property Grade (B) Exceptions	1
Compliance	A	No Compliance Tests Performed	5
		Total Compliance Grade (A) Exceptions	5

TAPE INTEGRITY REVIEW RESULTS SUMMARY

As part of the Credit and Property Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Of the 5 Loans reviewed, 2 unique Loans (by loan count) had a total of 5 different tape discrepancies across 3 data fields (some Loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by MaxDiligence was not treated as a data variance.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance (by loan count number of exceptions)
B1LastName	1	5	20%
Calculated DSCR	2	5	40%
Loan Type	2	5	40%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of rental income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (desk reviews, field review or second appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms, or other eligible forms based on lender/investor requirements.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms, or other eligible forms based on lender/investor requirements.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.